Exhibit 99.1
For further information, contact:
Hanover Capital Mortgage Holdings, Inc.
John Burchett, CEO, Irma Tavares, COO, or Harold McElraft, CFO
732-593-1044
HANOVER CAPITAL MORTGAGE HOLDINGS, INC. ANNOUNCES
INITIAL FILING OF REGISTRATION STATEMENT
     Edison, New Jersey, November 10, 2008 — Hanover Capital Mortgage Holdings, Inc. (AMEX/NYSE Alternext: HCM) (“Hanover”) announced today that it has filed a registration statement and related proxy statement/prospectus with the Securities and Exchange Commission (“SEC”) in connection with the proposed merger of JWH Holding Company, LLC (“JWH Holding Company”), a wholly-owned subsidiary of Walter Industries, Inc. (“Walter Industries”), into Hanover. The company surviving the merger, which will be renamed Walter Investment Management Corporation, is expected to list its shares on the NYSE Alternext Exchange, formerly the American Stock Exchange, under the ticker symbol “WAC.” This filing follows Hanover’s October 1, 2008, announcement of the merger.
     The registration statement, which relates to the common stock of Hanover expected to be issued in the merger, was filed with the SEC on November 5, 2008, but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This news release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Additional Information and Where to Find It
     This communication is being made in respect of the proposed merger transaction involving JWH Holding Company and Hanover. In connection with the proposed merger and certain related transactions, Hanover filed a registration statement on Form S-4 containing a preliminary proxy statement/prospectus with the SEC, and Hanover will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE FINAL PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to stockholders of Hanover and Walter Industries. Stockholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Hanover and Walter Industries, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, at Hanover’s Web site (http://www.hanovercapitalholdings.com).
     Hanover and Walter Industries and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger and related transactions. Information regarding Hanover’s directors and executive officers is available in Hanover’s proxy statement for its 2008 annual meeting of stockholders and Hanover’s 2007 Annual Report on Form 10-K, which were filed with the SEC on April 24, 2008, and April 2, 2008, respectively, and information regarding Walter Industries’ directors and executive officers is available in Walter Industries’ proxy statement for its 2008 annual meeting of stockholders and Walter Industries’ 2007 Annual Report on Form 10-K, which were filed with the SEC on March 19, 2008, and March 7, 2008, respectively.. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in Hanover’s proxy statement/prospectus and other materials referred to in Hanover’s proxy statement/prospectus.
     Hanover is a mortgage real estate investment trust (“REIT”) staffed by seasoned mortgage capital markets professionals. Hanover historically invested in prime mortgage loans and mortgage securities backed by prime mortgage loans. Since August 2008, Hanover continues to invest in whole pool agency securities primarily to enable it to maintain its REIT status and Investment Company Act of 1940 Act exemption. Additionally, Hanover is currently focusing on generating fee income through its primary operating subsidiary, Hanover Capital Partners 2, Ltd. by rendering valuations, loan sale advisory, and other related services to private companies and government agencies. For further information, visit Hanover’s Web site at www.hanovercapitalholdings.com.

Certain statements in this press release may constitute “forward-looking” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical fact are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements, to differ materially from future results, performance or achievements. The forward-looking statements are based on Hanover’s current belief, intentions and expectations. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties that are described in Item 1A of Hanover’s Annual Report on Form 10-K for the year ended December 31, 2007 and in other securities filings by Hanover. Hanover’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Hanover undertakes no obligation to update or revise the information contained in this announcement whether as a result of new information, subsequent events or circumstances or otherwise, unless otherwise required by law.